UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2005
Date of Report (Date of earliest event reported)

CLYVIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1480 Gulf Road, #204
Point Roberts, WA	98281
(Zip Code)

(360) 306-0230
Registrant's telephone number, including area code

RAPA MINING INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K originally filed by Clyvia Inc. (formerly Rapa Mining Inc.) (the “Company”) on June 22, 2005 is being filed to provide the audited financial statements of Clyvia Technology GmbH (“Clyvia Technology”) and the pro forma unaudited financial information required by items 9(a) and (b) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Included herein as Exhibit 99.2 to this amendment to the Company’s Current Report on Form 8-K/A are the following audited financial statements of Clyvia Technology prepared in accordance with US generally accepted accounting principals and stated in US dollars:

	1.	Report of Independent Registered Public Accounting Firm;

	2.	Balance Sheet at April 30, 2005.

	3.	Statement of Operations for the period from inception (December 21, 2004) to April 30, 2005.

	4.	Statement of Stockholders’ Equity for the period from inception (December 21, 2004) to April 30, 2005.

	5.	Statement of Cash Flows for the period from inception (December 21, 2004) to April 30, 2005.

	6.	Notes to Financial Statements

(b)	Pro forma Financial Information.

Included herein as Exhibit 99.3 to this amendment to the Company’s Current Report on Form 8-K/A are the following unaudited pro-forma consolidated financial statements giving effect to the Company’s acquisition of Clyvia Technology, effective June 16, 2005:

	1.	Unaudited Pro Forma Balance Sheet as of April 30, 2005;

	2.	Unaudited Pro Forma Statement of Operations and Comprehensive Loss for the period from inception (December 21, 2004) to April 30, 2005;

	3.	Notes to the Pro Forma Financial Statements.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement between Clyvia Capital Holding GmbH, Rapa Mining Inc., Clyvia Technology GmbH and Brian Cheston, dated for reference the 7th day of April, 2005.(1)

10.2	Agreement and Deed of Transfer between Clyvia Capital Holding GmbH and Rapa Mining Inc. dated for reference as of the 16th day of June, 2005. (2)

99.1	Press Release dated June 20, 2005. (2)

99.2	Audited Financial Statements of Clyvia Technology GmbH for the period ended April 30, 2005.

99.3	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of the Company for the period ended April 30, 2005.

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2005.

(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLYVIA INC.

Date: September 6, 2005

By:	/s/ Walter P.W. Notter

WALTER P.W. NOTTER
Chief Executive Officer, President, Chief Financial
Officer, Treasurer and Secretary